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Your Vote Counts! ALASKA AIR GROUP, INC. 2025 Annual MeetingVote by May 7, 2025 11:59 PM ET. For shares held in an Employee Plan, vote by May 5, 2025 11:59 PM ET. ALASKA AIR GROUP, INC. PO BOX 68947SEATTLE, WA 98168 V64743-P22531 You invested in ALASKA AIR GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 8, 2025. Get informed before you vote View the Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April24,2025.If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visitwww.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, pleaseinclude your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper oremail copy. For to vote, visit www.ProxyVote.comControl # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 8, 2025 8:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/alk2025 *Please check the meeting materials for any special requirements for meeting attendance.

Your Vote Counts! ALASKA AIR GROUP, INC. 2026 Annual Meeting Vote by May 11, 2026 11:59 PM ET. For shares held in an Employee Plan, vote by May 7, 2026 11:59 PM ET. ALASKA AIR GROUP, INC. PO BOX 68947SEATTLE, WA 98168 V83612-P42297 You invested in ALASKA AIR GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 12, 2026. Get informed before you vote View the Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April28,2026.If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visitwww.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.comControl # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 12, 2026 8:00 A.M. PT Virtually at: www.virtualshareholdermeeting.com/alk2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors to One-Year Terms Nominees: 1a. Patricia M. Bedient For 1b. James A. Beer For 1c. Raymond L. Conner For 1d. Daniel K. Elwell For 1e. Kathleen T. Hogan For 1f. Adrienne R. Lofton For 1g. Ben Minicucci For 1h. Helvi K. Sandvik For 1i. Peter A. Shimer For 1j. Eric K. Yeaman For 2. Approval (on an advisory basis) the compensation of the Company’s Named Executive Officers. For 3. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2026. For 4. Other business as may properly come before the meeting or any postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V83613-P42297